                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                January 13, 1998
                                                                ----------------

                            ALLIANCE IMAGING, INC.
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)

          DELAWARE                   0-16334                      33-0239910
 ---------------------------         -------                   ---------------
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


                        1065 NORTH PACIFICENTER DRIVE,
                                   SUITE 200
                           Anaheim, California 92806
                      -----------------------------------
                        (Address of principal executive
                          offices including Zip Code)



                                (714) 688-7100
                        ------------------------------
                        (Registrant's telephone number,
                              including area code)

                                     N.A.
           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On January 13, 1998, a wholly owned subsidiary of Alliance Imaging, Inc. (the "Company") entered in an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which the Company will acquire (the "Acquisition") all of the outstanding common stock of Mobile Technology Inc. ("MTI"). The transaction is valued at approximately $100 million (including the assumption of indebtedness). The Company intends to finance the cash portion of the transaction with bank financing. The transaction is subject to customary conditions and necessary regulatory approvals, and is expected to close by the end of February 1998. A copy of the Merger Agreement is attached hereto as EXHIBIT 2 and is incorporated herein by reference.

         In connection with the Merger Agreement, a wholly owned subsidiary of the Company also entered into a Stockholders Agreement pursuant to which holders of more than 50% of the Company's outstanding securities agreed and granted a proxy to vote their shares of common stock in favor of the Acquisition. A copy of the Stockholders Agreement is attached hereto as EXHIBIT 4 and is incorporated herein by reference.

         The Company's management believes that synergies between MTI and the Company are likely to result in future cost savings. The Company's management also believes that, without giving effect to any synergies, the Acquisition will have no adverse effect on the Company's credit ratios.

         This event is the subject of a press release issued by the Company on January 13, 1998, a copy of which is attached hereto as EXHIBIT 99 and is incorporated herein by reference.

         THIS FORM 8-K CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY, INCLUDING STATEMENTS RELATING TO POTENTIAL SYNERGIES TO BE OBTAINED AS A RESULT OF THE ANNOUNCED TRANSACTION AND THE EFFECT OF THE ANNOUNCED TRANSACTION ON THE COMPANY'S CREDIT RATIOS. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT ANY SUCH MATTERS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY, (2) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESS OF THE COMPANY, MTI OR ANY OTHER BUSINESSES TO BE

         ACQUIRE ARE GREATER THAN EXPECTED, (3) THE ABILITY TO RENEW OR EXTEND EXISTING CONTRACTS AND (4) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALLIANCE IMAGING, INC.
                                            (Registrant)

Dated   January 14, 1998                    By:   /s/ Richard N. Zehner
                                               _____________________________
                                                  Name:  Richard N. Zehner
                                                  Title: President

                                 EXHIBIT INDEX

   Exhibit No.                               Description
   -----------                               -----------
        2          Agreement and Plan of Merger dated as of January 13, 1998, between MTI Acquisition Corp. and Mobile Technology Inc.

        4          Stockholders' Agreement dated as of January 13, 1998 among MTI
                   Acquisition Corp. and certain shareholders of Mobile
                   Technology Inc.

       99          Press Release dated January 13, 1998